Goodwill	6 Months Ended
Jun. 30, 2026
Goodwill [Abstract]
Goodwill

Note 19. Goodwill

The Group performs its annual goodwill impairment test on October 1 of each year, or more frequently if events or changes in circumstances indicate that goodwill may be impaired. Under the quantitative test, the fair value of each reporting unit is compared with its carrying amount, including goodwill. If the carrying amount exceeds the reporting unit’s fair value, an impairment charge is recognized in an amount equal to the excess, limited to the total amount of goodwill allocated to that reporting unit

Impairment reviews have been conducted for the goodwill allocated to the reporting unit (“RU”) relating to the acquisition of SEALSQ France SAS (formerly WISeKey Semiconductors SAS) in 2016. Fair value has been primarily determined using the market approach based on the quoted market price of its publicly traded subsidiary, SEALSQ Corp, the main component of which is SEALSQ France SAS. The Company believes that the quoted share price of SEALSQ Corp provides a reliable observable input (Level 1) under ASC 820. Fair value is higher than its carrying value. Based on the analysis performed, the Company concluded that no impairment of goodwill existed for the SEALSQ France SAS reporting unit as of June 30, 2026.

In the ASIC segment, goodwill relates to the acquisition of IC’Alps, which represents the reporting unit for purposes of goodwill impairment testing. During the six months ended June 30, 2026, management reviewed IC’Alps’ performance against budget as part of its interim goodwill impairment assessment. Based on this assessment, including current project activity and the longer-term business outlook, management concluded that a quantitative goodwill impairment test was not required, and no impairment loss was recognized as of June 30, 2026. The Group’s next annual goodwill impairment test will be performed as of October 1, 2026.

Goodwill arising from the Wecan acquisition is included within the Group’s non-reportable segment. Management evaluated whether any events or changes in circumstances through June 30, 2026, indicated that the goodwill may be impaired. No such indicators were identified, and no impairment loss was recognized as of June 30, 2026.

IC’Alps’ functional currency is the Euro (EUR) and Wecan’s functional currency is the Swiss Franc (CHF). Accordingly, goodwill recognized in connection with these acquisitions was recorded in the respective functional currencies and is translated into the Group’s reporting currency (USD) at each reporting date in accordance with ASC 830. Translation adjustments are recorded in accumulated other comprehensive income and do not impact net income.

USD’000	ASIC Segment	Semiconductors Segment	Non-reportable Segment	Total
Goodwill balance as of December 31, 2024	-	8,317	-	8,317
Goodwill acquired during the year	5,504	-	-	5,504
Currency translation adjustment	152	-	-	152
Impairment losses	-	-	-	-
As of December 31, 2025
Goodwill	5,504	8,317	-	13,821
Accumulated currency translation adjustment	152	-	-	152
Goodwill balance as of December 31, 2025	5,656	8,317	-	13,973
Goodwill acquired during the year	-	-	6,209	6,209
Currency translation adjustment	(170)	-	-	(170)
Impairment losses	-	-	-	-
As of June 30, 2026
Goodwill	5,504	8,317	6,209	20,030
Accumulated currency translation adjustment	(18)	-	-	(18)
Goodwill balance as of June 30, 2026	5,486	8,317	6,209	20,012

The assessment of goodwill impairment requires judgment, including the evaluation of qualitative factors such as operating performance, projected cash flows, industry and market conditions, and other relevant events and circumstances. Changes in these factors could result in future impairment charges.